                                                                    Exhibit 3.27

No. of Company
287507-16
--------------

                   Certificate of Incorporation of Proprietary
                                     Company

                       Companies Act, 1961-Section 16 (3)

This is to Certify that

                               PIVISU PTY. LIMITED

is, on and from the second day of December, 1981, incorporated under the Companies Act, 1961, that the company is a company limited by shares and that the company is a proprietary company.

     Given under the seal of the Corporate Affairs Commission at Sydney, this second day of December, 1981.


                                                           [signature illegible]
                                                                    Commissioner

COWLEY HEARNE
ATTN: KATE HOCKING
LEVEL 4
80 MOUNT ST
NORTH SYDNEY NSW 2060


--------------------------------------------------------------------------------

Certificate of Registration
on Change of Name

Corporations Law Sub-section 171 (12)

This is to certify that

TOWER AUSTRALIA PTY. LIMITED

Australian Company Number 002 316 707

did on the eighteenth day of July 1996 change its name to

DANKA TOWER PTY LTD

Australian Company Number 002 316 707

The company is a proprietary company.

The company is limited by shares.

The company is taken to be registered as a company under the Corporations Law of New South Wales.


                                        Given under the seal of the
                                        Australian Securities Commission
                                        on this eighteenth day of July, 1996.


                                        By:         /s/  Alan Cameron
                                           -------------------------------------
                                                        Chairman


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                  NATIONAL COMPANIES AND SECURITIES COMMISSION

                        Companies (New South Wales) Code

                               (Sub-section 72(9))

Registered No.:
287507-16
--------------

CERTIFICATE OF INCORPORATION ON CHANGE OF NAME OF COMPANY

This is to certify that

                      TOWER BUSINESS EQUIPMENT PTY. LTD.

which was on the second day of December, 1981, incorporated under the Companies Act, 1961 as a proprietary company, on the twenty-fifth day of October, 1989 changed its name to

                      TOWER AUSTRALIA PTY. LIMITED

and that the company is a proprietary company, and is a company limited by shares.

Given under the seal of the National Companies and Securities
Commission at Sydney on this twenty-fifth day of October, 1989.

                                        By:         /s/  H. Anderson
                                           -------------------------------------
                                            A person authorised by the Corporate
                                              Affairs Commission of New South
                                              Wales Delegate of the National
                                            Companies and Securities Commission.

                  NATIONAL COMPANIES AND SECURITIES COMMISSION

                        Companies (New South Wales) Code

                               (Sub-section 72(9))

Registered No.:
287507-16
--------------

CERTIFICATE OF INCORPORATION ON CHANGE OF NAME OF COMPANY

This is to certify that

                      TOWER COATINGS PTY LIMITED

originally called     PIVISU PTY. LIMITED

which was on the second day of December, 1981 incorporated under the Companies Act, 1961 as a proprietary company, on the ninth day of October, 1984 changed its name to

                 TOWER BUSINESS EQUIPMENT PTY. LIMITED

and that the company is a proprietary company, and is a company limited by shares.

Given under the seal of the National Companies and Securities
Commission at Sydney on this ninth day of October, 1984


                                        By:            /s/  Dening
                                           -------------------------------------
                                                A person authorised by the
                                            Corporate Affairs Commission of New
                                            South Wales Delegate of the National
                                            Companies and Securities Commission.